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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange
                        Act of 1934.

 Date of Report (Date of earliest event reported):  December
                          23, 1997



                     MMI Companies, Inc.
   (Exact name of registrant as specified in its charter)

              Commission file number:  1-11920


     Delaware                                36-3263253
(State or other jurisdiction                            (IRS
Employer
incorporation                or                organization)
Identification No,)


     540 Lake Cook Road, Deerfield, Illinois  60015-5290
          (Address of principal executive offices)


                       (847) 940-7550
    (Registrant's telephone number, including area code)

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Item 5.  Other Events.

Filed as an exhibit is a press release of the registrant dated December 23, 1997 relating to the completion of an offering of $125 Million in Capital Securities by the Company.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99.  Press release of the registrant dated
December 23, 1997





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MMI         Companies,
Inc.
                              (Registrant)


Date:       December  23,  1997               B.   Frederick
Becker
                              B. Frederick Becker
                              Chairman and Chief Executive
Officer